Property and equipment, net	6 Months Ended
Mar. 31, 2026
Property, Plant, and Equipment [Abstract]
Property and equipment, net

Note 5 – Property and equipment, net

Property and equipment, net, consist of the following:

	March 31, 2026	September 30, 2025
	(Unaudited)
Properties(1)	$631,827	$612,213
Automobiles	79,754	77,278
Leasehold improvement	162,446	157,403
Subtotal	874,027	846,894
Less: accumulated depreciation	(162,387)	(128,399)
Property and equipment, net	$711,640	$718,495

(1)	As of March 31, 2026, the Company holds beneficial and underlying legal interests in two apartments, each with approximately 97 square meters, in Chengdu, Sichuan. The real estate ownership certificates for these apartments are currently undergoing application, review and registration procedures with the relevant government authorities. Pursuant to the settlement agreements entered into with a third party real estate developer customer and two employees of the Company, the two employees purchased two apartments from the real estate developer, and the purchase consideration for such apartments was utilized to fully offset the on due accounts receivable associated with the customer’s unpaid project service fees. The employees entered into entrustment agreements with the Company, pursuant to which each employees acknowledges that the Company is the sole owner of the apartments and agrees to hold legal title solely as a nominee, for the exclusive use and benefits of the Company.

Depreciation expense for the six months ended March 31, 2026 and 2025 amounted to $29,413 and $19,301, respectively.